Discussion Materials May 2015 Exhibit 99.1

Forward-Looking Statements
2 2
This presentation, the accompanying modules, and in each case the oral commentary contain “forward-looking”
statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, the accompanying modules, and in each case the oral commentary, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward looking statements. In some cases, you can identify forward-
looking statements by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,”
“contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or other similar expressions. Forward looking statements appear in a number of places throughout this presentation, the accompanying modules, and in each case the accompanying oral commentary and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned preclinical development and clinical trials, the timing of and our ability to initiate or enroll clinical trials, and our ability to make regulatory filings and obtain and maintain regulatory approvals for roxadustat, FG-3019 and our other product candidates, our intellectual property position, the potential safety, efficacy, reimbursement, convenience clinical and pharmaco-economic benefits of our product candidates, commercial opportunities, including potential market sizes and segments, the potential markets for any of our product candidates, our ability to develop commercial functions, our ability to operate in China, expectations regarding clinical trial data, including all of the foregoing as it pertains to our collaboration partners AstraZeneca, AB and Astellas Pharma Inc., our results of operations, cash needs, spending of the proceeds from this offering, financial condition, liquidity, prospects, growth and strategies, the industry in which we operate and the trends that may affect the industry or us.
Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation, the accompanying modules, and in each case the oral commentary. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

IPF: idiopathic pulmonary fibrosis
DMD: Duchenne Muscular Dystrophy
TREAT-NMD is an EU-based network aiming to advance treatments and care for patients with neuromuscular disease; TACT, the TREAT-NMD Advisory Committee for
Therapeutics, is an expert multidisciplinary body that provides the neuromuscular community with guidance on advancing new therapies for neuromuscular diseases
•
Three broad technology platforms generating multiple product candidates
•
Roxadustat – a novel oral treatment for anemia in Phase 3
•
Targeting the multi-billion dollar global anemia market
•
IP protection expected through 2033 and potentially beyond
•
>1400 subjects evaluated in P1 + P2; P3 to enroll ~ 7500 to 8500 subjects globally
•
Global collaborations: Astellas and AstraZeneca
•
$2.5 billion in potential payments ($683 million received through 3/31/15)
•
Plus royalties, transfer prices, and clinical development support
•
Regulatory filings anticipated 2016 (China), 2018 (US)
•
Funded through expected global commercialization
• FG-3019 – a novel anti-CTGF Ab for treating fibrotic disease
•
FG-5200 – collagen type III replacement cornea & scaffold for corneal blindness
•
$295M - $300 M cash, cash equivalents, investments, receivables as of 3/31/15
(unaudited)
Investment Highlights
3 3
• Phase 2 proof of concept established in IPF and pancreatic cancer
• DMD clinical trial design reviewed by expert body of TREAT-NMD and advisory board
• Pre-IND activities for DMD underway

Roxadustat - Post-IPO Highlights
•
Program on schedule to submit regulatory filings in 2016 for China and
2018 for US
•
Launched seven Phase 3 trials for US and European filing
•
Two Phase 3 approval trials in China currently expected to start H2
2015
•
Completion of three scheduled reviews by data safety monitoring board; recommendation at each review that study continue with no protocol changes
•
Completion of two carcinogenicity study reports
4 4

China Program - Post-IPO Highlights
•
Roxadustat CTA technical review underway
•
Phase 3 first patient first visit expected H2 2015
•
China NDA submission expected in 2016
•
China NDA review expected in 2017
5 5

FG-3019 - Post-IPO Highlights
•
IPF – Study 067
– Protocol amended to include subjects previously treated with approved
IPF therapies
– Expansion of study sites to include certain European and former
Commonwealth countries
– Enrollment expected to complete late 2015; top-line data in late 2016
•
Pancreatic cancer – Study 069
– Enrollment underway; preliminary data in late 2015
•
Duchenne Muscular Disease
– Supportive reviews by TREAT-NMD Advisory Committee for Therapeutics
(TACT) and DMD advisory board
– Phase 2 study of FG-3019 in DMD patients planned to start in H2 2015
6 6

Financial - Post-IPO Highlights
•
IPO net proceeds of $171.8 M
•
Milestone and non-contingent license payments of approximately
$200 M expected through Q2 2016
•
Cap of $116.5 M on shared costs agreed upon with AstraZeneca for roxadustat CKD anemia development (ex-China) expected to be
reached in Q4 2015
– After the cap is reached, Astellas and AstraZeneca will be responsible for funding roxadustat development in CKD through launch for all territories ex-China
7 7

FIBROGEN

FIBROGEN	ROYALTY PHARMA[1]	LAZARD LAZARD FRÈRES GESTION	PaineWebber
SYSTEMIX	GENETIC THERAPY, INC.	NOVARTIS	Deloitte.
BAYHILL THERAPEUTICS	TITAN PHARMACEUTICALS	Dendreon	
Anesiva	alza / Johnson & Johnson	Pain Therapeutics, Inc	élan
EMED Technologies	MONITOR GROUP		
Incyte	skjerven morrill LLP		
AMGEN	Pfizer	AstraZeneca	Bayer
AMGEN	élan	Roche	serono biotech & beyond
WSGR Wilson Sonsini Goodrich & Rosati			
Henry Ford Health System			
National Kidney Foundation®	Duke University	PPD	
ADAMAS	CERUS	Genentech	
Abgenix	Renovis	SPECIALTY LABORATORIES

Management Team
THOMAS NEFF
Chief Executive Officer
PAT COTRONEO
Chief Financial Officer
FRANK VALONE, MD
Chief Medical Officer
K. PEONY YU, MD
VP, Clinical Development
CHRIS CHUNG
Exec Director & China Project Leader
LEANNE PRICE, JD
VP, Intellectual Property & Corp Strategy
R. WAYNE FROST, PHARM D
VP, Regulatory Affairs
ELIAS KOUCHAKJI, MD
VP, Drug Safety
MICHAEL LOWENSTEIN, JD
VP, Legal Affairs
ANATOLE BESARAB, MD
Exec Director, Clinical Research
LYNDA SZCZECH, MD
Exec Director, Clinical Development
SETH PORTER, PHD
Exec Director & FG-3019 Project Leader
GREG MANN
Exec Director, IR
¹ Predecessor entities.
8 8

HIF PLATFORM
PRECLINICAL PHASE 1 PHASE 2 PHASE 3
Roxadustat (HIF-PH Inhibitor for anemia)
•
United States / Europe
•
China
•
Japan
FG-6874 (HIF-PH Inhibitor; Stem Cell Mobilization)
FG-8205 (Selective HIF-PH Inhibitor for heart failure
after myocardial infarction)
Our Platforms and Product Portfolio
FIBROTIC DISEASE PLATFORM
PRECLINICAL PHASE 1 PHASE 2 PHASE 3
FG-3019 (Anti-CTGF Antibody)
•
Pancreatic Cancer
•
IPF
•
Liver Fibrosis
•
Duchenne Muscular Dystrophy
rhCOLLAGEN III SCAFFOLD
PILOT PIVOTAL
FG-5200 (Corneal
Blindness)¹
¹ 5-year POC study in 10 patients completed; filed as device in China.
Wholly-Owned Partnered
9 9

2014 2015 2016 2017
1H 2H 1H 2H 1H 2H 1H 2H
US/
ROW
EU/
Japan
China
(incl.
Cornea)
IPF
Pancreatic
DMD
TACT Review
Development Timeline
ROXADUSTAT
FG-3019
Initiate Initiate
AZ Studies AZ Studies
NDD&DD NDD&DD
Initiate FGN Initiate FGN
Stable DD Study Stable DD Study
FDA Ph3 FDA Ph3
Statistical Analysis Statistical Analysis
Plan Review Plan Review
(NDD&DD) (NDD&DD)
Publications Ph2 Publications Ph2
NDD & DD NDD & DD
Complete Complete
Enrollment NDD Enrollment NDD
Study Study
US, Asia Pacific, US, Asia Pacific,
Latin America Latin America
Complete Complete
Enrollment Global Enrollment Global
Incident Dialysis Incident Dialysis
Study Study
Data Readout Data Readout
Ph3 NDD Ph3 NDD
Data Cut for EU Data Cut for EU
Database Lock Database Lock
Complete Complete
Enrollment Enrollment
FibroGen Stable FibroGen Stable
DD Study DD Study
Cornea Cornea
Green Pass Green Pass
(Expedited Review) (Expedited Review)
Submission Submission
CFDA
Certification
for GMP
Operations
Data Readout
Ph3
Roxadustat
Roxadustat
Regulatory
Submission
Initiate Ph3
Roxadustat
NDA
Approval
Roxadustat
Start Phase 2 Start Phase 2
Study Study
DMD Advisory
Board Review
Publications Publications
Ph2 NDD Ph2 NDD
& DD & DD
Phase 3 Studies Ongoing Phase 3 Studies Ongoing
Initiate Final Initiate Final
EU Ph3 (DD) EU Ph3 (DD)
Study Study
Publication Publication
Ph2a Study Ph2a Study
Complete Complete
Enrollment Enrollment
Ph2b Study Ph2b Study
Data Readout Data Readout
Ph2b Study Ph2b Study
Interim Data Interim Data
Stage 3 Study Stage 3 Study
Initiate Initiate
Stage 3 Ph2 Stage 3 Ph2
Study Study
Initiate Initiate
Stage 4 Ph2 Study Stage 4 Ph2 Study
10 10

Roxadustat

FibroGen

Liver
Kidney
Erythropoietin (EPO)
Iron Transport
Iron – Major Building Block of RBC Production
Liver
Gut
Bone Marrow – Site of Red Blood Cell Precursors and Their EPO Receptors
Hemoglobin (Hb) – Protein in Red Blood Cells Responsible for Oxygen Transport
Red Blood Cells (RBC)
IFN-γ
IL-6
Inflammation – Increases Hepcidin Levels

Anemia 101
THE
CONDITION
Reduced Oxygen-Carrying
Capacity of Blood Capacity of Blood
ANEMIA IN CKD
Dialysis & Pre-Dialysis
INCREASED
MORTALITY
RED BLOOD CELL CREATION
(ERYTHROPOIESIS)
-
Reduces Availability of
Iron for RBC Production
12 12

LOW
OXYGEN
(e.g. High Altitude)
or
HIF
ROXADUSTAT
HIF
HIF-PH Enzymes
HIF-PH Enzymes
NORMAL
OXYGEN
Degradation
HIF
Roxadustat Stabilizes  HIF
Gene Transcription
Degrades Rapidly
EPO Within or Near
Physiological Range
Red Blood Cell
Production
Hepcidin Levels
Iron Transport to the
Bone Marrow and
Hemoglobin (Hb)
Synthesis
Iron Absorption
Roxadustat Activates a Natural Pathway to Increase
Red Blood Cell Production
HIF
1 HIF-PH - hypoxia-inducible factor prolyl hydroxylase
1
13 13

1 C
max
data for roxadustat estimated for a subset of 243 patients who achieved Hb response and were dosed at expected therapeutic doses.
2 Milledge & Cotes (1985) J Appl Physiol 59:360.
3  Goldberg et al. (1993), Clin Biochem 26:183, Maeda et al. (1992) Int J Hematol 55:111.
4 Kato et al. (1994) Ren Fail 16:645.
5  Based on Flaherty et al. (1990) Clin Pharmacol Ther 47:557.
EPO C
max
(mIU/mL)
Altitude
Blood Loss
Pulm
Edema 4
0.99 1.20 1.60 20 44 93
0.16 3.86
Dose Distribution by Percentile
mg/kg/dose
Min 25% 50% 75% Max
Dose Distribution by Percentile
(DOPPS Q4, 2011)
U/kg/dose TIW
25% 50% 75% 95%
197
Roxadustat Achieves Target Hb with Physiologic
EPO C
max
Levels
ROXADUSTAT
(Target Hb 11 to 13 g/dL)
PHYSIOLOGICAL
ADAPTATION
(U.S. ESA Label:
Hb 10 to 11 g/dL)
ESA
5
14 14
0
1,000
2,000
3,000
4,000
5,000
6,000
2
3
1

Hb Change from Baseline (g/dL)

Hb Change from Baseline (g/dL)

• Roxadustat Increased Hb
• Aranesp
®
Increased Hb but Reduced
Mean Cell Volume (Depletes Iron)
• IV Iron Ineffective
• Roxadustat Increased Hb
• Aranesp
®
or IV Iron Ineffective for
Anemia of Inflammation
ESAs Ineffective or Require High Doses in
Presence of Inflammation in Preclinical Model
Abs Hb g/dL
19.6
Aranesp
(ESA)
15.4
IV Iron
19.3
Roxadustat
16.3
Vehicle
-1
0
1
2
3
4
5
10.4
Vehicle
13.0
Roxadustat
9.8
Aranesp
(ESA)
9.5
IV Iron
-1
0
1
2
3
4
5
Abs Hb g/dL
Normal Animals Anemia of Inflammation
Model of inflammation using rats challenged with PG-PS, ACD; Klaus, S, et al, Induction of
Erythropoiesis and Iron Utilization by FG-4592, Poster Presentation, ASN 2005.
15 15

Roxadustat Reduces Hepcidin
Decreased Hepcidin Improves Iron Availability and Reduces ESA Resistance
CKD-DD Patients Previously Treated with
EPO and Randomized (Study 040a)
(Conversion, ESA Hyporesponders)
CKD-DD Newly Initiated Dialysis
(Study 053)
Mean
(±SE)
Hepcidin
(ng/mL)
n=52
Baseline
Week 7
Baseline Week 7
¹ p-value: change in hepcidin level at Week 7
from baseline in roxadustat vs EPO
n=9 n=9
Mean
(±SE)
Hepcidin
(ng/mL)
0
50
100
150
200
250
300
350
400
p=0.038
1
Roxadustat
2 mg/kg
EPO
Control
0
20
40
60
80
100
Baseline Week 5
p <0.0001
n=52
Roxadustat
16 16

FibroGen

ΔHb$_{max}$ (g/dL)
HD no iron (n=23)
HD oral iron (n=12)
HD IV iron (n=10)
PD oral iron (n=10)
All* (n=55), R²=0.0049, p=0.61
ULN
CRP-Level (mg/L)

Total Dose During Last 2 Weeks of Treatment Period (mg/kg)
HD no iron (n=23)
HD oral iron (n=12)
PD oral iron (n=10)
HD IV iron (n=10)
All* (n=55): R²=0.0024, p=0.72
ULN
CRP-Level (mg/L)

ΔHepcidin (ng/mL)
no iron (n=22)
R²=0.3614, p=0.003
oral iron (n=22)
R²=0.0358, p=0.40
IV iron (n=9)
R²=0.0548, p=0.54
Baseline CRP (mg/L)

Hb Correction and Maintenance by Roxadustat
Appears Independent of Inflammation (Study 053)
• As shown by CRP (marker of
inflammation)
• Hb correction appears independent of
inflammatory state
• Dose requirement for Hb maintenance
appears independent of inflammatory
state
• Greater reduction in hepcidin level in
those with higher baseline hepcidin
values
17 17

Phase 2 Program Conducted Across Different CKD
Populations
* Many patients were ESA hyporesponsive. Higher doses of ESA are generally needed to treat such patients.
STUDY PATIENTS WEEKS
DOSE
LEVELS
TIER
WEIGHTS
CONTROL KEY RESULTS
Placebo-Controlled Pre-Dialysis
017 Dose Range
Finding, NDD
116 4 4 No Placebo • Reduction in Hepcidin
• Dose-dependent Increase in Hb
047 Pre-dialysis 91 8 2 3 Placebo • Encouraging Safety Data
• Validation of Tier Weight-based Dosing
ESA-Controlled Dialysis Conversion
048 Dialysis
(Converted)
96 6 3 3 ESA • Encouraging Safety Data
• Successful Conversion from ESA IV & SQ
040a Dialysis 60 6 3 No ESA • Successful Conversion, Includes ESA
Hyporesponsive Patients
• Dose Dependent Decrease in Hepcidin
Phase 2b Key Proof of Concept Studies
041 Pre-dialysis
(Six Correction and
Maintenance Dose
Cohorts)
145 16
and
24
6 3 • Both tier weight and fixed starting doses can
initiate Hb correction
• Maintained Hb with TIW, BIW, QW
• Decrease in Blood Pressure Observed
(Subgroup)
• Reduced Total Cholesterol Levels
040b Dialysis*
(Conversion)
101 19 5 3 ESA • Maintenance
• Reduced Total Cholesterol Levels
053 Dialysis
(Newly Initiated)
60 12 1 3 •
•
Oral Iron IV Iron
Oral Iron HD oral Iron PD
18 18

Study 017: Placebo-Controlled Proof of Concept
Study in Pre-Dialysis
•
Anemic Pre-dialysis Patients
not Receiving ESA
•
Randomized to Placebo or
Roxadustat, BIW or TIW
– 4-week Dose Ranging Study
Evaluating 4 Weight-based
Doses
– Responder =  Hb rise 1 g/dL
Mean (± SE) hb
max
(g/dL)
MEDIAN TIME TO RESPONSE
24.5
Days
14 14
Days Days
21
Days
14 14
Days Days
DESIGN
100
%
91
%
80
%
100
%
40
%
58
%
30
%
60
%
•
Statistically significant, dose-
dependent Hb increase for all
4 doses and for all
assessments from Day 8
(p=0.025) to end of treatment
(Day 22 p=0.0001; Day 26-29
p<0.0001)
•
100% Response Rate at
Highest Dose
•
Hepcidin reduction in 1.5
mg/kg cohort (p=0.048) and in
2.0 mg/kg cohort (p=0.001)
OBSERVATIONS
0.0
0.5
1.0
1.5
2.0
2.5
3.0
DESIGN
Hb Responders
Placebo
(N=23)
BIW
(N=10)
TIW
(N=12)
BIW
(N=5)
TIW
(N=5)
BIW
(N=10)
TIW
(N=11)
BIW
(N=9)
TIW
(N=11)
%
1.0 mg/kg 0.7 mg/kg
1.5 mg/kg
2.0 mg/kg
13
%
19 19

Study 047: Placebo-Controlled Study in
Pre-dialysis
OBSERVATIONS
High Dose: 1.77 mg/kg (n=31)
Low Dose: 1.37 mg/kg (n=30)*
Placebo (n=30)
Mean (±SE) Hb Change from BL (g/dL)
* Hb increase > 1 g/dL and Hb >11.0 g/dL at end of treatment
DESIGN
•
Anemic Pre-dialysis Patients
not Receiving ESA
•
Randomized to Placebo or
Roxadustat TIW
– Two Tier Weight-based Doses
– 8 Weeks Dosing
•
Statistically Significant,
Dose-dependent Hb Increase
for Both Cohorts
•
93.1% Hb response rate at
highest dose
*n at baseline
8
9
10
11
12
0 1 2 3 4 5 6 7 8
Study Weeks
PATIENTS
WITH HB
INCREASE > 1
G/DL
P-VALUE VS
PLACEBO
P-VALUE
VS
PLACEBO
MAX
CHANGE
IN HB
BASELINE
HB
N
TREATMENT
-
High Dose 31 8.9 2.4
<0.0001
93.1% <0.0001
Low Dose 30 8.8 1.6 <0.0001 88.5% <0.0001
Placebo 30
9.0 0.4
25.9%
20 20

α

FIBROGEN

Mean (±SE) Hemoglobin (g/dL)
12.5
12.0
11.5
11.0
10.5
10.0
9.5
0
1
2
3
4
5
6
Low-dose, 1.37 mg/kg (n=22)
Medium-dose, 1.65 mg/kg (n=18)
High-dose, 2.02 mg/kg (n=20)
EPO (n=22)

Mean (±SE) Hemoglobin (g/dL)
13
12
11
10
9
0
1
2
3
4
5
6

Studies 048 and 040a: ESA Comparator Study in Stable
Dialysis Patients when Switched from Epoetin (Conversion)
OBSERVATIONS – Study 048
OBSERVATIONS – Study 040a (6 wks)
•
Hemodialysis Patients with Hb Corrected on Stable Doses of ESA
- For Study 048, approximately 50:50 split between SC and IV
•
Randomized to Roxadustat TIW or Continuation of EPO for 6 Weeks of Treatment
DESIGN
Studies 048 and 040
• Roxadustat Maintained Hb in All Cohorts
• Hb Response Rates*
- Low Dose (59.1%), Mid Dose (88.9%), High Dose (100%)
- EPO (50%), p=0.005 (Mid Dose), p=0.0002 (High Dose)
• Successful in Wide Range of Patients, Includes EPO
Hyporesponsive Patients
Study Weeks
* % of Patients Maintaining Hb Level No Lower than 0.5 g/dL below
Baseline at Both Week 6 and Week 7
Low-dose, 1 mg/kg (n=9)
Medium-dose, 1.5 mg/kg (n=10)
High-dose, 2 mg/kg (n=9)
Epoetin a (n=9)
Study Weeks
21 21

α

FIBROGEN

13.5
13.0
12.5
12.0
11.5
11.0
10.5
10.0
9.5
0
5
10
15
Treatment Duration (Weeks)
Epoetin α (n=22)

Study 040b: ESA Comparator Study in Stable Dialysis
Patients when Switched from Epoetin    (Conversion)
Mean (±SE) Hemoglobin (g/dL)
DESIGN – Stable Dialysis
Conversion from ESA
•
Hemodialysis Patients with Hb
Corrected on Stable Doses of
ESA
•
Randomized to Roxadustat
TIW or Continuation of EPO
•
19-week Treatment Duration
•
Mean Baseline EPO Doses:
168 U/kg/wk IV (Dosed TIW)
•
Low and High EPO Users
•
Roxadustat Maintains Hb
Levels Without IV Iron
•
Roxadustat Maintains Hb
Levels with Lower Cmax  EPO
Levels than IV Epoetin
OBSERVATIONS
Roxadustat (n=61)
22 22

Study 041: Dose Finding in Pre-dialysis
Different Targets, Different Correction Rates, Single Maintenance Algorithm
•
CKD Patients not on Dialysis
•
Roxadustat Starting Doses
- TIW or BIW
- Tier Weight Dosing: 3 Sizes
•
Dose Titration to Achieve Hb
- Dose Adjustment Every 4
Wks
•
Maintenance Dosing Upon
Achieving Hb 11 g/dL
– TIW, BIW or QW
•
Dual Endpoint Hb > 1 and
Achieved Hb > 11 g/dL
•
16 or 24 Week Treatment
DESIGN
OBSERVATIONS
Mean (±SD)  Hemoglobin (g/dL)
Source: Besarab et al. 2011, J Am Soc Nephrol 22:196A
10.5
11.0
11.5
12.0
12.5
13.0
0 2 4 6 8 10 12 14 16 18 20 22 24
Duration of Treatment (Weeks)
Cohort A (tiered, TIW - TIW, n=23)
Cohort B (tiered, TIW - BIW, n=24)
Cohort C (fixed, 50 mg, TIW -TIW, n=23)
Cohort E (tiered, BIW-QW, n=24)
Cohort F (fixed, 70 mg, TIW-BIW - QW, n=25)
Target Hb
Cohorts A,B,E & F
Target Hb,
Cohorts C&D
10.0
9.5
• 92% Response Rate
•
Correction Achieved and
Maintained to Ends of
Treatment, Regardless of
Starting and Maintenance Dose
•
Reduction in Serum Hepcidin at
Week 9 vs Baseline, p=0.0003
24 24
Cohort D (fixed, 100 mg, TIW-TIW, n=24)

FibroGen

12
11
10
9
8
7
Baseline
Week 04
Week 08
Week 12
HD, oral iron (n=12)
HD, IV iron (n=10)
HD, no iron (n=23)
PD, oral iron (n=10)

IV

Study 053: Roxadustat Corrects Anemia in Newly
Initiated Dialysis Patients without IV Iron
Besarab, et al., J Am Soc Nephrol 23:428A and 24:91A.
* p<0.05 compared to IV iron and oral iron
*
*
Weeks on Treatment
DESIGN
OBSERVATIONS
•
Incident Dialysis (Newly Initiated
Dialysis) Patients with Low Hb
Levels and not on ESAs
•
All Received Roxadustat
•
Comparison of Treatment
Response Under Different Iron
Supplementation Conditions
•
HD (Hemodialysis) Randomized to
– No Iron
– IV Iron
– Oral Iron
•
PD (Peritoneal) Received Oral Iron
•
Roxadustat Raised Hb as
Efficiently with Oral Iron as
with IV Iron
•
Oral and IV Iron Arms Had
Similar Hb Responses in PD
and HD
•
1 g/dL Hb correction in >90%
patients at Week 12
Mean (±SE) Hemoglobin (g/dL)
25

Conclusions: Phase 2 Studies
•
Evaluated Broad Range of CKD Patient Population: Stable Dialysis,
Incident Dialysis and Nondialysis; ESA Hyporesponders
•
In Dialysis and Nondialysis: Consistent, Dose-Dependent Hb
Response with Roxadustat
•
In Nondialysis: Both Tiered and Fixed Dosing Regimens Produced
90% Response Rates and Maintained Stable Hb
•
In Nondialysis and Dialysis: Substantial Reduction of Hepcidin
Observed in All Cohorts
•
In Incident Dialysis: No Increased Level of Roxadustat Dosing
Required (Study 053)
•
In Dialysis: Oral Iron is Comparable to IV Iron in Achieving and
Maintaining Hb Correction with Roxadustat in Patients on Dialysis
26

Roxadustat Safety Review
•
No Overall Safety Signal
– An independent data monitoring committee reviewed data
– Frequency and type of AEs expected in CKD patients
•
No Cardiovascular Signal
•
Lowers Cholesterol
Levels
•
No Increase in Blood Pressure
•
Reduction in Blood Pressure at End of TIW Dosing
•
Platelet Reduction in Patients with High Platelet Count
•
No Cardiac Conduction Effect (TQT Study Negative)
•
No Drug Related Renal Toxicity
•
No Liver Safety Signal, No Special Liver Monitoring Requirement in
Phase 3
SAFETY
OBSERVATIONS
IN COMPLETED
PHASE 1 & 2
STUDIES
Roxadustat Exposure
~1,100 Subjects
16 patients > 1 year
9 patients > 3 years
EXTENSIVE
PRECLINICAL
EVALUATION OF
CANCER RISK
• Carcinogenicity Studies Complete
• No Clinical Evidence of Tumor Risk to Date
27

Treatment-Emergent Serious Adverse Events
Protocol 017
4 Weeks
Protocol 047
8 Weeks
Roxadustat Placebo Roxadustat Placebo
Number of subjects 88 28 61 30
SAEs
4 (4.5%)*
1 (3.6%) 8 (13.1%)* 4 (13.3%)
Cardiovascular SAEs
0 1 (3.6%)
0 1 (3.3%)
CSE**
0
0 0 1 (3.3%)
Protocol 048
6 Weeks
Protocol 040b
19 Weeks
Roxadustat EPO Roxadustat EPO
Number of subjects 74 22 66 23
SAEs 0 0
15 (22.7%)*
4 (17.4%)
Cardiovascular SAEs 0 0
1 (1.5%)
2 (8.7%)
CSE** 0 0
8 (12.1%)
4 (17.4%)
EPO-Controlled Phase 2 Trials (Conversion study in dialysis patients)
Placebo-Controlled Phase 2 Trials (Anemia correction in non-dialysis patients)
*No SAEs were attributed to roxadustat in completed trials. No statistically significant differences from comparators.
**CSE=death, myocardial infarction, congestive heart failure, subendocardial ischaemia, cerebrovascular accident, thrombosis (fistula), arteriovenous fistula occlusion, angina pectoris, and vascular graft thrombosis.
28

Roxadustat Submissions for Marketing Approvals:
US, Europe, and China
•
Indication
– Treatment of Anemia Associated with Chronic Kidney Disease (CKD) in Patients on Dialysis and
Not on Dialysis
•
Primary Efficacy Endpoints - Based on Hemoglobin (Hb) Measurements
– Change in Hb from Baseline, or % Hb responders
– US & EU: pre-specify primary endpoint by region
– Dialysis (DD) - in addition to stable dialysis, include incident dialysis, a high-risk population
– Nondialysis (NDD) – first placebo-controlled pivotal study for this population
•
~ 8,000 Subjects in 10 Studies* (8 ex-China, 2 China)
* Excludes Japan where Phase 2 studies are being completed and Phase 3 plans will be finalized in 2015.
** Plan to support  US regulatory approval with 7 studies (4 DD and 3 NDD), 5 of which (3DD and 2 NDD) will also be used in the European package that contains a total of 6 studies (3 DD and 3 NDD).
29
REGULATORY AUTHORITIES US EUROPE CHINA
# of P3 Studies to Support Regulatory Approval 7** 6** 2
# of P3 Patients to Support Regulatory Approval ~7,500** Up to 4,000** 450
Minimum Duration 52+ weeks 36+ weeks
26-52 weeks
(100 for 1 yr)
Average Duration 1.3 to 1.5 years 1 year 6-12 months
Estimated Patient Years ~10,000 ~4,000 ~275
Mandatory Post-Approval Safety Study (China) None at this time None at this time ~2,000 patients
Pharma Partners AstraZeneca Astellas AstraZeneca
•
Safety Assessment Focused on Cardiovascular Events, Large Phase 3 Program for CKD Anemia

Roxadustat Phase 3 Program
STUDY
NUMBER COMPARATOR
RANDOM-
IZATION N
STUDY
LOCATIONS CHINA EUROPE US
STUDY
SPONSOR
PHASE 3 STUDIES TO SUPPORT REGULATORY APPROVAL
Stable Dialysis
CL-613
1
Epoetin /Darbe 376/200/174 750 EU, MEA
3
36+ wks 52+wks Astellas
FG-064
1
Epoetin
1:1 Up to 750 US+/-Global 36+ wks 52+wks FibroGen
FG-806
Epoetin
2:1 300 China 26-52 wks FibroGen
Incident Dialysis
FG-063
1
Epoetin 1:1 Up to 750 Global 36+wks 52+ wks FibroGen
Incident and Stable Dialysis
AZ-002
Epoetin
1:1 1425 Global 52+ wks AstraZeneca
Non-Dialysis
FG-060* Placebo 2:1 Up to 600 US, LA
2
, APAC
3
36+ wks 52+ wks FibroGen
CL-0608* Placebo 2:1 450-600 EU, MEA
4
36+ wks 52+ wks Astellas
FG-808 Placebo 2:1 150 China 26-52 wks FibroGen
AZ-001 Placebo 1:1 ~2,600 Global 52+ wks AstraZeneca
EUROPEAN REIMBURSEMENT STUDY
CL-0610 Darbepoetin 2:1 570 EU, MEA 36+ wks N/A Astellas
1
Plan to support US regulatory approval with 7 studies (4 DD and 3 NDD), 5 of which (3DD and 2 NDD, highlighted) will also be used in the European package that contains a total of 6 studies (3 DD and 3 NDD)
30
2
LA - Latin America;
3
APAC - Asia-Pacific;
4
MEA - Middle East & Africa

Roxadustat Has Potential to Address Unmet Need
in Multiple Markets
¹ FibroGen estimate
Disease
Dialysis Pre -Dialysis
Limitations
on ESA
Treatment
Clinician
Nephrologist Where
ESA Is Avail Now
36% Anemic¹ 20% Anemic¹
Endocrinologist/
Diabetologist
Cardiologist/
IBD, Lupus, RA,
etc.
GI/Rheumatologist/
Internist
JAPAN CHINA, ASIA, ex-Japan
US EU, CIS
FDA Safety
Issues
Not Referred to Nephrologists
‘Delayed Referral’
Safety Issues
(Higher ESA doses
required v CKD)
Transfusion Mkt
ESAs Not
Demonstrated
to Work
Generic
ESAs
Partnered with
Astellas
Costly
Treatment
Internist
CKD DIABETES HYPERTENSION
CANCER INFLAMMATORY
Secondary CKD
Myelodysplasia
Chemotherapy
Induced Anemia
Oncologist
31 31

Potential Multiple Global, Multi-Billion Dollar
Markets for Anemia
DIABETES HYPERTENSION
Secondary CKD
New Market:
First-in-Class Oral Therapy
in Secondary CKD
EU, CIS US JAPAN
Existing and
New Markets:
Cost Effective
Re-Establish
Market:
Safer Option
CANCER
New Market:
Treat in Presence
of Inflammation
INFLAMMATORY
1 2 4 3
6
¹ FibroGen estimate
5
Mainly New Market:
Opportunity to Become
Standard of Care for
Serious Unmet Need
CHINA, ASIA, ex-Japan
5
32
Disease
Dialysis Pre-Dialysis
Roxadustat
Market
Opportunity
Clinician
Nephrologist Where
ESA Is Avail Now
36% Anemic
¹
20% Anemic
¹
Endocrinologist/
Diabetologist
Cardiologist/
Myelodysplasia
Chemotherapy
Oncologist
IBD, Lupus, RA,
etc.
GI/Rheumatologist/
Internist
Internist
Induced Anemia
CKD
Existing Market:
Superiority to ESAs

Roxadustat Competitive Profile
•
Most advanced HIF-PHI in development: Global Phase 3 program underway
•
Extensive clinical experience: >1,100 patient exposures in Phase 1 & 2
•
3 year maximum exposure duration
•
Intermittent dosing
•
Phase 3 dosing regimen based on extensive testing in Phase 1 and
Phase 2
•
Completed End of Phase 2 meetings with regulators
– Phase 3 MACE-based safety endpoints based on end of Phase 2 discussions with FDA
– Planned US NDA submission for both dialysis and pre-dialysis
33

Study 041 – Competitive Highlights
Roxadustat Study 041 (pre-dialysis)
Sample size 145
Completion Rate 92%
Definition of Hb response Achievement of Hb 11 g/dL and Hb
increase 1 g/dL
Renal SAEs and/or dialysis initiation
5.5% (8)
Dialysis initiation while on study 3.4%
(5=4 SAEs + 1 non-SAE)
With no dialysis
2.1% (3)
SAEs – probably or possibly related 0
Deaths – probably or possibly related 0
SAEs – related (angioedema, severe
allergic reaction)
0
SAEs – related (liver abnormality) 0
34

Phase 3 Dosing Regimen
Optimized for Hb Effect and Convenience
Starting dose: non-dialysis (1 study)
Starting doses: non-dialysis and incident dialysis (3 studies and 1 study, resp.)
Starting dose: stable dialysis (3 studies)
Conversion from baseline EPO dose to roxadustat dose, based on conversion factor data from two Phase 2 studies
3x per week (TIW) dose frequency
• Except a subset of 2 non-dialysis studies
• BIW 2x/ week n~ 60  in study FG-060, n=20+ in CL-608, also testing in CL-610
• QW 1X/ week n~ 60 in study FG-060, n= 20+ in CL-608, also testing in CL-610
Dose adjustments every 4 weeks, tested in five Phase 2 studies
Experience from Phase 1 and Phase 2 supports Phase 3 dosing regimen
Phase 2
• Several hundred patients dosed at doses being utilized in Phase 3
Phase 1:
• > 300 subjects dosed between 0.4 to 3 mg/kg
• Dose-limiting toxicity not reached at highest dose of 5 mg/kg
Body weight (kg) <70 kg 70 kg
Roxadustat dose 70 mg 100 mg
Roxadustat dose 70 mg
35

FIBROGEN

FIBROGEN CHINA
珐博进(中国)医药技术开发有限公司

AstraZeneca

China Opportunity
•
Unique Positioning as a Domestic
Chinese Company
•
CFDA Green Pass Status
•
AZ, Our Commercial Partner,
2nd Largest Multinational
Pharmaceutical Company by
Sales in  China
•
1st Phase 3 Results with
Roxadustat – Potential 1st Launch
Country
•
Potential Entry into #2 Pharma
Market in the World
•
Platform for Rapid Entry into
China – Corneal Implants
•
Mean Hb 9.1 Achieved
with Use of ESA
•
300,000-400,000 Patients,
Reaching Size of US
Dialysis Population
•
20% to 30% Annual
Growth in Dialysis Capacity
Since 2007 and Expected
to Continue Near Term
•
Growth Driven by Severe
Disease Reimbursement
Policy and Demographics
NON-DIALYSIS
DIALYSIS DIALYSIS
STAGE 4 PRE-DIALYSIS
Dialysis Eligible Population,
1-2 million
Progression
to End Stage
Renal
Disease
•
Very Sick, Highly
Anemic, Dialysis Stage
Population
•
Very Limited ESA Use
Graphic not to scale
36

Corneal Implants – FG-5200 (China)
Proprietary Recombinant
Human Type III Collagen
•
Integration of Implants with Host Tissue
•
Encourages Nerve Regeneration
•
Allows for Clearer Vision and No Rejection
Central corneal scar
covering entire pupil
Most of pupil
is blocked
URGENT,
SEVERE UNMET
MEDICAL NEED
•
Approximately 4 to 5 Million Patients with Corneal Blindness in China
•
100,000 New Cases per Year, Approx. 3,000 Corneal Implant Surgeries
•
Cadaver Transplants Very Limited by Cultural Restriction
PLATFORM TO
FOCUS ON
CHINA FIRST
•
FG-5200 Targets Patients Treatable with Partial Thickness Implants
•
60-month Proof of Concept Data with Prototype in 10 Patients in Sweden
•
Possibility to Address Major Unmet Need – Science Translational Medicine
•
Opportunity to Expand Outside China
•
Plan to Meet with CFDA on Clinical Program
37 37

Roxadustat Global Partnerships
$ Millions
JAPAN,
EU, ETC.
U.S., CHINA,
ROW
CASH RECEIVED
TO DATE
Equity Investment
in FibroGen
$81 $20 $101
Upfront,
Non-Contingent
$360 $402 $360 + $220
Development & Reg.
Milestones
$543 $571 $103+ $0
Commercial
Milestones
$15 $653 $0
POTENTIAL TOTAL $918 M $1,626 M $683 M of $2,543 M
Low 20% (Astellas) – Low-Mid 20% (AstraZeneca)
Net Sales Royalty / Transfer Price
FibroGen ex-China Costs Capped at $116.5 M
(Cost-Share < 50% of Planned CKD Anemia Development Costs)
Commercialization Costs Are Covered by Partners
in All Territories Ex-China
PAYMENTS TO
FIBROGEN
China
Partnership:
50% Profit Sharing
and 50%
Development and
Launch Cost
Responsibility
DEVELOPMENT
FUNDING
LAUNCH
FUNDING
38

FG-3019 Monoclonal Antibody to Connective Tissue Growth Factor (CTGF) 39

FibroGen

Hounsfield Units
Increasing Fibrosis
-200
-300
-400
-500
-600
0 4 8 12 16 20 24 28 32 36 40 44 48 52
FG-3019
P<0.001
P<0.001
Control
FG-3019
* FG-3019 vs placebo (p≤ 0.05)

Week 48 FIB Change from BL (%)
30
25
20
15
10
5
0
-5
-10
-15

FVC Change at 48 weeks from BL (Liters)
0.1
0
-0.1
-0.2
-0.3

FG-3019 Improved Fibrosis in Mouse Model
and in Human Disease
Reversal of Lung Fibrosis by
High Resolution CT at Week 48
Subject
NORMAL
WEEK 18
Two Weeks of FG-3019
WEEKS 16
Pre-Treatment
Week Post-Irradiation
Radiation-Induced Mouse Lung Fibrosis Phase 2A IPF Clinical Trial
Reversal of Fibrosis by Micro-CT Imaging
Reversal of Fibrosis by Histology
Improved / Stable Fibrosis Correlates
with Improved Lung Function
Improved/
Stable Fibrosis
Worse
Fibrosis
Improved/Stable
38
%
40 40

Relationship of 1-Year Survival to Dose
Percent 1 Year
Survival Rate
•
Dose-Related Increase in Survival
•
Day-15 Minimum FG-3019 Plasma Level 150 µg/mL
- 2x Median Survival (9.4 vs. 4.8 Months) (p=0.025)
- 3x One-Year Survival (37% v 11%) (p=0.01)
Phase 2 Dose-Dependent Survival in
Advanced Pancreatic Cancer
Relationship of Survival to FG-3019
Day-15 Plasma Levels
Percent Overall Survival
Overall Survival Time (Months)
FG-3019 Combined with Gemcitabine and Erlotinib (n=75)
22.5 35 45 25 15 10 3 17.5
KEY
FINDINGS
Weekly
mg/kg
Biweekly
mg/kg
FG-3019  >
150 µg/mL; n=38
FG-3019  < 150 µg/mL; n=37
p=0.025
0% 0%
10%
30%
30%
31% 31%
25%
0%
5%
10%
15%
20%
25%
30%
35%
5 10 15 20 25 30 35 40 45
0
20
40
60
80
100
0
41 41

Phase 2 Trials in IPF and
Pancreatic Cancer
•
Main goal: convert to operable state
•
40 patients to be enrolled, with potential to expand
•
Randomization 1:1 up to 6 months of
•
Endpoint: complete tumor removal
•
Currently enrolling
LOCALLY
ADVANCED
INOPERABLE
PANCREATIC
CANCER
•
Combination of FG-3019 and Chemotherapy
•
~240 patients
•
Randomization 1:1 , treat to progression
•
Endpoints: CA19.9, tumor response (PET & CT scans), disease control
•
Study design under development
METASTATIC
PANCREATIC
CANCER NOT
PREVIOUSLY
TREATED
•
Randomized placebo-controlled clinical trial
• 136 patients
•
Naïve; previously treated; pirfenidone / nintedanib failures
•
Key endpoints
– Pulmonary function: change in FVC from baseline
– Fibrosis by HRCT
•
Currently enrolling
IPF
42
– FG-3019, gemcitabine, nab-paclitaxel
– Gemcitabine and nab-paclitaxel
– FG-3019, gemcitabine, nab-paclitaxel
– Gemcitabine and nab-paclitaxel

Duchenne Muscular Dystrophy (DMD) and CTGF
Blockade
•
DMD – rare hereditary disease: ~1 in 3,500 boys in the US
– No FDA/EU approved treatment to date
– Progressive muscle weakness and respiratory failure (age 5-18)
– DMD leads to muscle fibrosis and loss of muscle function: muscles replaced by fibrotic tissue in advanced disease
•
CTGF: Directly impacts not just fibrosis but muscle cell phenotype
– Strongly associated with fibrosis in skeletal muscle of human muscular dystrophy (MD)
– Strongly associated with fibrosis in heart of mouse (mdx) MD
– Induces de-differentiation of skeletal muscle cells
– Over-expression in normal mice transiently induces features of skeletal MD
– Reducing CTGF reduces mdx mouse MD
1
Au (2011); Morales (2011); Morales (2013); Pessina (2014); Vial et al (2008)
43
1

FIBROGEN

n = 3
n = 3
n = 3
3
2
1
0
Relative Levels
(Col-III/GAPDH)
*
**
Normal
Control
FG-3019
mdx

n = 3
n = 3
n = 3
400
300
200
100
0
Tetanus %
Relative to
mdx-Control
*
*,**
Normal
Control
FG-3019
mdx

* $p < 0.05$ vs Normal

** $p < 0.05$ vs mdx control

Morales et al. Human Molecular Genetics, 2013, Vol. 22, No. 24

FG-3019 Decreased Fibrosis and Increased
Muscle Strength in mdx Mice
FG-3019 significantly reduced collagen
content/fibrosis in muscle (mdx mouse)
FG-3019 increased Isometric Force by 50%
(mdx mouse)
44 44

FIBROGEN

A
WT
mdx
mdx-Ctgf+/-
Stress (mN/mm²)
Frequency (Hz)
Tetanus Percent in relation to mdx group
WT
mdx
mdx-Ctgf+/-
#
#,&
WT
mdx-IgG
mdx-FG3019
Stress (mN/mm²)
Frequency (Hz)
D
Tetanus Percent in relation to mdx-IgG group
WT
IgG
FG3019
mdx
#
#,&

Decreased CTGF Increased Skeletal Muscle Function in mdx Mice CTGF hemi-zygous or FG-3019-treated mdx mice exhibited increased isometric force WT- wild type, normal mice; mdx - disease model 45 45

FibroGen

Exercise Resistence (Event Number)
40
30
20
10
0
#
#,&
WT
mdx-IgG
mdx-FG3019

FG-3019 Increased Muscle Endurance in mdx Mice
5-min treadmill exercise tolerance test:
•
Morales, Hum Mol Genet-Suppl Data (2013)
mdx mice treated with FG-3019
stopped fewer times to rest than
untreated mice (mdx-control) and
were more similar to normal mice
46 46

Investment Highlights
IPF: idiopathic pulmonary fibrosis
DMD: Duchenne Muscular Dystrophy
TREAT-NMD is an EU-based network aiming to advance treatments and care for patients with neuromuscular disease; TACT, the TREAT-NMD Advisory Committee for
Therapeutics, is an expert multidisciplinary body that provides the neuromuscular community with guidance on advancing new therapies for neuromuscular diseases
•
Three broad technology platforms generating multiple product candidates
•
Roxadustat – a novel oral treatment for anemia in Phase 3
•
Targeting the multi-billion dollar global anemia market
•
IP protection expected through 2033 and potentially beyond
•
>1400 subjects evaluated in P1 + P2; P3 to enroll ~ 7500 to 8500 subjects globally
•
Global collaborations: Astellas and AstraZeneca
•
$2.5 billion in potential payments ($683 million received through 3/31/15)
•
Plus royalties, transfer prices, and clinical development support
•
Regulatory filings anticipated 2016 (China), 2018 (US)
•
Funded through expected global commercialization
• FG-3019 – a novel anti-CTGF Ab for treating fibrotic disease
•
FG-5200 – collagen type III replacement cornea & scaffold for corneal blindness
•
$295 M - $300 M cash, cash equivalents, investments, receivables as of 3/31/15
(unaudited)
• Phase 2 proof of concept established in IPF and pancreatic cancer
• DMD clinical trial design reviewed by expert body of TREAT-NMD and advisory board
• Pre-IND activities underway
47 47

May 2015 Discussion Materials